UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2024 (January 2, 2024)

Investcorp Europe Acquisition Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41161	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Century Yard, Cricket Square Elgin Avenue P.O. Box 1111, George Town Grand Cayman, Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

+1 (345) 949-5122

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 2, 2024, Europe Acquisition Holdings Limited (the “Sponsor”) and certain directors and officers of Investcorp Europe Acquisition Corp I (the “Company”) voluntarily elected to convert an aggregate 8,624,999 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”) to Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”), on a one-for-one basis in accordance with the Company’s Amended and Restated Memorandum and Articles of Association (the “Conversion”).

All of the terms and conditions applicable to the Class B Ordinary Shares set forth in the Letter Agreement, dated December 14, 2021 and as amended on April 25, 2023 and December 11, 2023, by and among the Company, its officers, its directors and the Sponsor (the “Letter Agreement”), shall continue to apply to the Class A Ordinary Shares into which the Class B Ordinary Shares converted, including the voting agreement, transfer restrictions and waiver of any right, title, interest or claim of any kind to the Trust Account (as defined in the Letter Agreement) or any monies or other assets held therein.

Following the Conversion, the number and class of shares of the Company that are issued and outstanding consist of:

•

20,170,294 Class A Ordinary Shares (constituted by 11,545,295 publicly held Class A Ordinary Shares and an aggregate 8,624,999 Class A Ordinary Shares held by the Sponsor and certain directors and officers of the Company (i.e., those converted from Class B Ordinary Shares)); and

•	1 Class B Ordinary Share (held by the Sponsor).

A shareholder’s voting power consists of the combined voting power of the Class A Ordinary Shares and Class B Ordinary Shares owned beneficially by such shareholder. Therefore, there has been no impact to the votes required to approve proposals or the counting of the votes at any meeting of shareholders of the Company as a result of the Conversion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp Europe Acquisition Corp I

Date: January 3, 2023	By:	/s/ Craig Sinfield-Hain
	Name:	Craig Sinfield-Hain
	Title:	Chief Financial Officer